UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 21, 2020 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02     Unregistered Sales of Equity Securities.

On April 1, Heska Corporation, a Delaware corporation (the “Company”) filed a Current Report on Form 8-K reporting the issue and sale of an aggregate of 122,000 shares of its Series X Convertible Preferred Stock, par value $0.01 per share (the “Series X Preferred Stock”), in a private offering in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). On April 14, 2020, the Company gave notice of its exercise of the right to force conversion of all outstanding shares of its Series X Preferred Stock into shares of the Company’s public common stock, par value $0.01 per share (the “Common Stock”), pursuant to Section 6 of the Certificate of Designations, Preferences, Rights and Limitations of Series X Preferred Stock, dated as of March 30, 2020 (the “Forced Conversion”).

On April 21, 2020, the Company completed the Forced Conversion and each share of Series X Preferred Stock was automatically converted into approximately 12.4 shares of Common Stock. The Company issued an aggregate of 1,508,964 shares of Common Stock plus cash in lieu of fractional shares in connection with the Forced Conversion.

The shares of Common Stock were issued in reliance upon an exemption from the registration requirements under Section 4(a)(2) of the Securities Act, and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act, as a transaction not involving a public offering. The shares of Common Stock described in this Item 3.02 have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: April 27, 2020	By: /s/ Christopher Sveen Christopher Sveen Executive Vice President, Chief Administrative Officer and General Counsel